Exhibit 99.1

FOR IMMEDIATE RELEASE

Evercel Intends to Deregister its Common Stock

Hingham, Massachusetts, January 20, 2004 -- Evercel, Inc. (Nasdaq:EVRC), today announced that it intends to file a Form 15 certification with the Securities and Exchange Commission on March 15, 2004 to terminate the registration of the Company's common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Garry Prime, CEO, stated, "The Board of Directors of the Company has been examining the question of whether remaining a publicly-traded company merits the associated costs and regulatory burden.  The Board has concluded that ending the Company's publicly-traded status will create the best opportunity for shareholder value over the short and medium terms through cost savings and productivity gains associated with relieving management of the compliance burden.  Whether at some later point the Company will re-establish itself as publicly traded is an open question and will be taken up at an appropriate time.  For the foreseeable future, the Board believes that the best course is to end the Company's status as a publicly-traded company.

"The Company incurs significant costs in having its common stock registered and listed and traded, including costs of independent auditors, legal counsel, NASDAQ fees and other costs.  In addition, the Company's officers, directors and staff are required to devote considerable amounts of time to the business of compliance with the federal securities laws and NASDAQ listing requirements."

While the Form 15 certification has a 90-day pendency prior to effectiveness, the Company's obligation to file periodic and current reports will cease at the time of filing.  Accordingly, the Company will not file an Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Upon filing the Form 15 and thereafter, no trading market is expected to exist with respect to the Company's securities and none is expected to develop, although one or more broker-dealers may choose to quote a market for the Company's common stock in the Pink Sheets.  As a result, shareholders will be faced with a more limited set of options and opportunities to liquidate their investments in the Company.  Shareholders may not be able to liquidate their investment in the Company should the need arise at a given time.  Similarly, if a security holder is able to find a willing buyer, he or she may experience a decrease in the value he or she can obtain for his or her securities holdings relative to a scenario in which the Company were to maintain the publicly-traded nature of its common stock and a ready market were to exist.

Shareholders may be able to reference the Pink Sheets in order to find buyers or sellers for the Company's shares.  However, the Pink Sheets is a quotation service and not a listed exchange.  The liquidity presented by a quotation in the Pink Sheets tends to be inferior to the liquidity generally associated with the listing in one of the NASDAQ markets.

In addition to the loss of liquidity that will occur upon deregistration, the specific disclosure requirements intrinsic to the periodic and current reporting requirements of the Exchange Act will no longer apply to the Company.  While the Company's directors and officers are committed to maintaining shareholder communication, the Company's shareholders should nevertheless recognize that the Company will no longer be required to observe the specific form, frequency or priority prescribed by the Exchange Act.  The matter will instead be largely left to the discretion and judgment of the Company's directors and officers.

The Company does not intend to file its Form 15 until March 15, 2004.  This schedule will provide any shareholders not wishing to retain all or some of their shareholdings in light of the Board's decision or for any other reason a final period during which such shareholdings may be bought or sold in the public market prior to the filing of the Form 15.

About Evercel

Evercel, Inc. (www.evercel.com) is a manufacturer of proprietary high-performance, environmentally friendly and cost-effective nickel-zinc rechargeable batteries for a range of applications, including light electric vehicles such as scooters, bicycles, wheelchairs and other neighborhood electric vehicles, as well as other applications including trolling motors for boats, lawn mowers, and other specialized commercial products.  The Company is based in Hingham, Massachusetts and operates a manufacturing facility through a wholly owned foreign enterprise in Xiamen, China.

This press release contains forward-looking statements, including statements regarding the Company's plans and expectations regarding the development and commercialization of its battery technology.  All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, general risks associated with product development, manufacturing, rapid technological change and competition, as well as other risks set forth in the Company's filings with the Securities and Exchange Commission.  The forward-looking statements contained herein speak only as of the date of this press release.  The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.